EXHIBIT 99.2

Westell Technologies, Inc.

NASDAQ: WSTL

February 5, 2020

© Copyright 2020 Westell Technologies, Inc. All Rights Reserved

Safe Harbor Language

Cautionary Statement Regarding Forward-Looking Information

Statements contained herein that are not historical facts or that contain the words "believe," "expect," "intend," "anticipate," "estimate," "may," "will," "plan," "should," or derivatives thereof and other words of similar meaning are forward-looking statements that involve risks and uncertainties. Actual results may differ materially from those expressed in or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, product demand and market acceptance risks; need for financing and capital; economic weakness in the United States economy and telecommunications market; the effect of international economic conditions and trade, legal, social and economic risks (such as import, licensing and trade restrictions); the impact of competitive products or technologies; competitive pricing pressures; customer product selection decisions; product cost increases; component supply shortages; new product development; excess and obsolete inventory; commercialization and technological delays or difficulties (including delays or difficulties in developing, producing, testing, and selling new products and technologies); the ability to successfully consolidate and rationalize operations; the ability to successfully identify, acquire and integrate acquisitions; effects of the Company's accounting policies; retention of key personnel; and other risks more fully described in the Company's SEC filings, including Form 10-K for the fiscal year ended March 31, 2019, under Item 1A - Risk Factors. The Company undertakes no obligation to publicly update these forward-looking statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or otherwise.

This presentation contains non-GAAP financial measures because we believe that non-GAAP measures provide meaningful supplemental information to both management and investors. The non-GAAP information reflects the Company's core performance and facilitates comparisons across reporting periods. Such measures should not be viewed as a substitute for GAAP financial measures. A reconciliation of GAAP to non-GAAP measures is provided in the Appendix.

© Copyright 2020 Westell Technologies, Inc. All Rights Reserved

Westell Technologies, Inc.

Leading provider of high-performance network infrastructure solutions

Trusted supplier to service providers, integrators/OEMs, neutral host operators, and distribution channel partners

Three business units where innovative solutions solve customer issues

- In-Building Wireless (IBW)
- Intelligent Site Management (ISM)
- Communication Network Solutions (CNS)


WESTELL
HIGH PERFORMANCE NETWORK INFRASTRUCTURE SOLUTIONS

Key Facts:

- Founded in 1980, IPO in 1995
- Headquartered in Aurora, Illinois
- Additional Design Centers
  - Dublin, Ohio
  - Manchester, New Hampshire

© Copyright 2020 Westell Technologies, Inc. All Rights Reserved

Westell Technologies, Inc. (NASDAQ: WSTL)

Revenue for Nine Months Ended 12/31/19	$23.7 million
Cash at 12/31/19	$22.0 million
Debt at 12/31/19	$0.0 million
Tangible Book Value at 12/31/19	$30.2 million
Tax-effected NOLs at 3/31/19	$35.0 million
Class A&B Shares Outstanding 1/31/20	15.7 million
Market Capitalization 1/31/20	$16.2 million
Closing Class A Share Price at 1/31/20	$1.03

WESTELL

© Copyright 2020 Westell Technologies, Inc. All Rights Reserved

Why Invest in Westell?

- Valuable brand – supplier to Tier 1 carriers since 1980
- High-quality products, great customer service and on-time delivery
- Future revenue growth through new products:
  - 23 years of In-Building Wireless product development and sales experience positions the Company well in the growing Public Safety market
  - Developing new monitoring products to address 5G and remote locations
  - Simplified fiber connectivity solutions for broadband, 5G and IoT rollouts that help customers install more circuits in less time
- Strong balance sheet with no debt
- Current share price < book value

© Copyright 2020 Westell Technologies, Inc. All Rights Reserved

Westell Business Units



% of FY19 Revenue
Power Distribution
Fiber Connectivity Solutions
Integrated Cabinets
Optima Site Management
In-Building Wireless
Public Safety
Remote Monitoring
32%
29%
39%
In-Building Wireless (IBW)
Intelligent Site Management (ISM)
Communication Network Solutions (CNS)

© Copyright 2020 Westell Technologies, Inc. All Rights Reserved

In-Building Wireless (IBW) Products

Critical Solutions for Cellular and Public Safety RF Networks

- **Class A & B Public Safety Repeaters**
  700/800, UHF/VHF, & Battery Back-Up options for delivering solutions First Responders rely on when it matters most



- **Passive RF Components**
  Variety of coverage and donor antennas, splitters, tappers, filters, duplexers, combiners, etc. Frequency ranges from 138MHz through 4200MHz. Coverage from VHF through the CBRS band



- **Cellular Repeaters**
  Extends commercial signals into buildings for extended RF coverage



- **Distributed Antenna System (DAS) Conditioners**
  Optimizes and manages RF signals driving a DAS network
  - Active Attenuation: UDIT (Universal DAS Interface Trays)
  - Passive Attenuation: Modular and Static DAS Interface Trays



© Copyright 2020 Westell Technologies, Inc. All Rights Reserved

IBW Public Safety Products

- Public Safety frequency bands are distinct from commercial service
- First responders (Fire, Police, EMS) need modern mobile communication
- Local municipalities have jurisdiction to define in-building coverage requirements

Repeaters



Class A (many options) | Class B ½ Watt | Class B 2 Watt


PS Tower
Donor Antenna
Splitters
Coverage Antennas
Coax
Fire Alarm Panel
Repeater
Battery Backup Unit

<u>Complete Solution</u>

Westell leverages years of IBW experience providing dedicated broadband coverage that is NFPA/UL compliant and FirstNet ready, including:

- **Repeaters** (Class A 700/800, UHF/VHF, Class B ½ Watt, 2 Watt, 5 Watt)
- **Battery Backup Units** (12 and 24 hour run times)
- **Components** (passive devices including couplers, splitters, etc.)
- **Antennas** (donor and coverage)

© Copyright 2020 Westell Technologies, Inc. All Rights Reserved

Intelligent Site Management (ISM) Products



Remote
- **Accessibility**
- **Visibility**
- **Control**

Direct Access
Opex Cost Reduction
Increased Security
Trending & Analysis
IoT Enabled
Wireless Backhaul



Power
Environmental
Security
Communication
kWh
Energy
Batteries
Generators
HVAC
Toxic Gas
Smoke/Fire
Locks
Motion
DAS Coverage
BTS
Tower Light
Switching
Rectifiers
Fuel
Temperatures
Liquid
Surveillance
Theft
Entry
Microwave
Transport

© Copyright 2020 Westell Technologies, Inc. All Rights Reserved

ISM – Broad and Deep IoT Capabilities

- **Flexible IP-centric Connectivity**
  - Ethernet, Fiber, CBRS, IPv64, Wi-Fi
  - 4G LTE (including bundled service options)
- **Powerful Aggregation**
  - Extensible protocols, sensors, and equipment
  - Modern security, networking, and intelligence
- **Reliable Monitoring**
  - On-board normalization and storage
  - Carrier-grade design
- **Scalable Software and User experience**
  - Global NOC scalability
  - Application-specific user interfaces (including white label capabilities)


Security/SSO
Application-based UI
WSTL/Private Labeling


New
Products

Focused IoT and White Label Solutions — Larger Sites and Gateway Applications

© Copyright 2020 Westell Technologies, Inc. All Rights Reserved

Communication Network Solutions (CNS) Products

A wide range of protection and connection solutions for industrial, telecom, wireless, transportation, and utility networks



- **Integrated Cabinets** – Full suite of outside plant assemblies from small to large system-based enclosures
  - Customized System Integration
  - Modular Designs
  - GR-487 Rated
  - Mounting and Battery Enclosure Options





- **Power Distribution Panels –** Complete line of reliable power products at the site for equipment and personnel safety
  - DC Fuse Panels
  - AC and DC Breaker Panels
  - Intelligent DC Products





WESTELL

© Copyright 2020 Westell Technologies, Inc. All Rights Reserved

CNS – Fiber Connectivity Solutions

Market Dynamics

Reinventing Central Offices for Efficiency & Agility	Technology/Topology Coexistence & Densification	Hybrid Edge Reach Extension & Coverage Solutions
Data Center Combines NFV & SD	5G, GPON, XGSPON, EPON, NGPON2 Technology	Copper, Fiber, Power, Air & Monitoring

Westell Solutions



Central Office / Data Center

- High-Density Panels
- Patch Only as well as Patch & Splice Cassettes
- Compact
- Modular



OSP Fiber & Copper

- Wireline/Wireless
- Hybrid Network Solutions
- Greenfield/Brownfield



MxU/SFU

- Premise Distribution
- Rooftop Applications
- Slack Storage











© Copyright 2020 Westell Technologies, Inc. All Rights Reserved

Serving Premier Customers

Service Providers

verizon, at&t, T-Mobile, Sprint, nbn, CenturyLink, windstream., Consolidated communications, Charter, frontier, TELUS, SaskTel, ROGERS WIRELESS, nextel, Bell

Integrators/ OEMs

BEARCOM Wireless Worldwide, the alpha GROUP, VERTIV, CTS Communication Technology Services, LLC, NOKIA, ERICSSON, McKinstry, LEAFCOMMUNICATION CONSULTING

Neutral Host Operators

AMERICAN TOWER, CROWN CASTLE, Transit Wireless, boingo wireless, mobilitie intelligent infrastructure, extenet SYSTEMS

Distributors

Accu-Tech, GraybaR, PERFECTIO, TALLEY You Connect the World. We Make it Easy., WESCO, ANIXTER, KGP Logistics, PRIMUS, TESSCO making wireless work, WALKER AND ASSOCIATES INC

© Copyright 2020 Westell Technologies, Inc. All Rights Reserved

Quarterly Revenue Trend


Revenue in Millions
$13.0
$10.1
$10.7
$9.7
$9.0
$7.6
$7.2
Q1F19
Q2F19
Q3F19
Q4F19
Q1F20
Q2F20
Q3F20

#1 Goal: Increase Revenue

- New Public Safety, Remote Monitoring, and Fiber Connectivity Products
- Expand customer base, particularly in IBW and ISM

© Copyright 2020 Westell Technologies, Inc. All Rights Reserved

Quarterly Operating Expense Trend

#2 Goal: Manage Expenses

- Rationalize and simplify the entire organization
- Strategically invest in best opportunities



Non-GAAP Operating Expenses in Millions
$4.8
$4.8
$5.2
$5.9
$5.0
$4.8
$3.7
Q1F19
Q2F19
Q3F19
Q4F19
Q1F20
Q2F20
Q3F20

WESTELL

© Copyright 2020 Westell Technologies, Inc. All Rights Reserved

Quarterly Performance Trend



Adjusted EBITDA in Millions
$1.3
-$0.5
-$0.4
-$2.1
-$1.6
-$3.0
-$0.8
Q2F20 includes $1.3 million in E&O charges
Targeting a return to quarterly profit during fiscal 2021
Q1F19
Q2F19
Q3F19
Q4F19
Q1F20
Q2F20
Q3F20

New revenue in Public Safety, Fiber Connectivity, and Remote Monitoring along with expense control can drive a return to profitability

WESTELL

© Copyright 2020 Westell Technologies, Inc. All Rights Reserved

Why Invest in Westell?

- Valuable brand – supplier to Tier 1 carriers since 1980
- High-quality products, great customer service and on-time delivery
- Future revenue growth through new products:
  - 23 years of In-Building Wireless product development and sales experience positions the Company well in the growing Public Safety market
  - Developing new monitoring products to address 5G and remote locations
  - Simplified fiber connectivity solutions for broadband, 5G and IoT rollouts that help customers install more circuits in less time
- Strong balance sheet with no debt
- Current share price < book value

© Copyright 2020 Westell Technologies, Inc. All Rights Reserved

Executive Leadership



Timothy Duitsman – President and CEO

- Named President and CEO, September 2019
- Appointed to the Westell Board of Directors, June 2019
- Previously Senior Vice President of Product Development, Klein Tools
- Previously served at Westell as Senior Vice President of Product Development and Vice President, General Manager of Telco Access Products



J.J. Swartwood – SVP, Worldwide Sales

- Senior Vice President, Worldwide Sales since 2016
- Previously Vice President, North American Sales and Regional Sales Vice President with responsibility for AT&T
- Served as a Director and Vice President of Sales, HyperEdge

WESTELL

© Copyright 2020 Westell Technologies, Inc. All Rights Reserved

Appendix

© Copyright 2020 Westell Technologies, Inc. All Rights Reserved

GAAP to Non-GAAP Reconciliation ($ in thousands)

Three months ended:	Q1F19 6/30/2018	Q2F19 9/30/2018	Q3F19 12/31/2018	Q4F19 3/31/2019	Q1F20 6/30/2019	Q2F20 9/30/2019	Q3F20 12/31/2019
GAAP consolidated operating expenses	$ 6,093	$ 5,951	$ 6,303	$ 11,641	$ 5,560	$ 5,265	$ 4,413
Adjustments:							
Stock-based compensation [1]	(279)	(284)	(291)	(270)	(234)	(181)	(132)
Amortization of acquisition-related intangibles [2]	(990)	(832)	(830)	(783)	(308)	(308)	(308)
Restructuring, separation, and transition [3]	-	-	-	-	-	-	(234)
Intangibles asset impairment [4]	-	-	-	(4,722)	-	-	-
Total adjustments	(1,269)	(1,116)	(1,121)	(5,775)	(542)	(489)	(674)
Non-GAAP consolidated operating expenses	$ 4,824	$ 4,835	$ 5,182	$ 5,866	$ 5,018	$ 4,776	3,739
GAAP consolidated net income (loss)	$ (39)	$ (1,741)	$ (1,556)	$ (8,046)	$ (2,157)	$ (3,561)	(1,544)
less:							
Income tax benefit (expense)	-	(10)	(1)	(28)	(7)	-	(20)
Other income, net	119	165	158	184	164	125	109
Discontinued operations [4]	-	(138)	-	(207)	-	-	-
GAAP consolidated operating profit (loss)	(158)	(1,758)	(1,713)	(7,995)	(2,314)	(3,686)	(1,633)
Adjustments:							
Stock-based compensation [1]	291	295	303	282	244	201	152
Depreciation	152	139	149	151	143	118	78
Amortization of intangibles [6]	990	832	830	783	308	373	406
Restructuring, separation, and transition [3]	-	-	-	-	-	-	234
Intangibles asset impairment [4]	-	-	-	4,722	-	-	-
Total adjustments	1,433	1,266	1,282	5,938	695	692	870
Non-GAAP consolidated Adjusted EBITDA [7]	$ 1,275	$ (492)	$ (431)	$ (2,057)	$ (1,619)	$ (2,994)	$ (763)

(1) Stock-based compensation is a non-cash expense incurred in accordance with share-based compensation accounting standards.
(2) Amortization of acquisition-related intangibles is a non-cash expense arising from intangible assets previously acquired as a result of a business acquisition.
(3) Restructuring expense for the quarter ended December 31, 2019, related to severance costs for terminated employees.
(4) 4Q19 Non-recurring impairment related to intangible assets associated with the IBW reporting unit.
(5) The Company recorded indemnification expense related to probable loss contingencies associated with a major customer contract related to a business which was previously sold and therefore is presented as discontinued operations. On July 24, 2019, the Company signed a settlement agreement related to this matter. The amount to be paid under the settlement agreement is fully covered by the accrual.
(6) Amortization of intangibles is a non-cash expense arising from intangible assets. Amortization of the recently acquired product licensing rights are excluded from Adjusted EBITDA, but included in the Non-GAAP consolidated operating expenses, because the amortization is related to the ongoing operation of the business in the ordinary course.
(7) EBITDA is a non-GAAP measure that represents Earnings Before Interest, Taxes, Depreciation, and Amortization. The Company presents Adjusted EBITDA.

© Copyright 2020 Westell Technologies, Inc. All Rights Reserved

Contact

Timothy Duitsman
President and CEO
Westell Technologies, Inc.
tduitsman@westell.com

© Copyright 2020 Westell Technologies, Inc. All Rights Reserved